                                     EXHIBIT 1


Winbond Electronics Corporation
No. 4, Creation Rd. III
Science-Based Industrial Park
Hsinchu, Taiwan, R.O.C.


The principal business of WEC is manufacturing semiconductor products.

WEC is organized in the Republic of China in Taiwan.

DIRECTORS AND OFFICER OF WEC

 NAME AND BUSINESS ADDRESS        POSITION/OCCUPATION              CITIZENSHIP
 -------------------------        -------------------              -----------

 Yu-Cheng Chiao                   Chairman, Winbond Electronics    R.O.C. in
 14F, #117, Min-Shen E. Rd.       Corp., Director of Winbond       Taiwan
 Sec. 3                           Int'l Corp., Peaceful River
 Taipei, Taiwan, R.O.C.           Corp. and Pigeon Creek Holding
                                  Co., Ltd.

 Kuang-Yi Chiu                    Vice President, Technology       R.O.C. in
 No. 4 Creation Rd. III           Development Center,              Taiwan and
 Science-Based Industrial Park    Winbond Electronics Corp.        U.S.A.
 Hsinchu, Taiwan, R.O.C.

 Ching-Chu Chang                  Corp. Executive Vice President   R.O.C. in
 No. 4, Creation Rd. III          & General Manager of DRAM IC     Taiwan
 Science-Based Industrial Park    Business Group, Winbond
 Hsinchu, Taiwan, R.O.C.          Electronics Corp., Director of
                                  Winbond Int'l Corp., Peaceful
                                  River Corp. and Pigeon Creek
                                  Holding Co., Ltd.

 Ding-Yuan Yang                   President and Director of        R.O.C. in
 No. 4, Creation Road III         Winbond Electronics Corp.,       Taiwan
 Science-Based Industrial Park    Director of Winbond Int'l
 Hsinchu, Tawain, R.O.C.          Corp., Peaceful River Corp. and
                                  Pigeon Creek Holding Co., Ltd.

                                          1
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 Yu-Heng Chiao                    Chairman of Walsin Technology    R.O.C. in
 Walsin Technology Corp.          Corp., Manufacturer of           Taiwan
 12F, #117, Min-Shen E. Rd.       Electronic Ceramics
 Sec. 3
 Taipei, Taiwan, R.O.C.

 Matthew F.C. Miau                President, Union Petrochemical   R.O.C. in
 8th Fl. Sec.3                    Corp.                            Taiwan
 69 Ming Sheng E. Rd.
 Taipei, Taiwan, R.O.C.


 Ming-Jeh Chien                   Chairman, First International    R.O.C. in
 First International Computer,    Computer, Inc., seller of        Taiwan
 Inc.                             computers, programming and
 6F, Formosa Plastics Rear        designing of computer software
 Building                         and maintaining of computer
 201-24, Tun-Hwa N. Rd.           hardware
 Taipei, Taiwan, R.O.C

 Benny Ting-Wu Hu                 President, China Development     R.O.C. in
 China Development Corp.          Corp., Investment banking        Taiwan
 125 Nanking East Road, Sec. 5
 Taipei, Taiwan, R.O.C.

 Yung Chin                        Vice President of Finance        R.O.C. in
 No. 4, Creation Rd. III          Center, Winbond Electronics      Taiwan
 Science-Based Industrial Park    Corp., President, Winbond Int'l
 Hsinchu, Taiwan, R.O.C.          Corporation

 Archie T. Yeh                    Corp. Vice President & General   R.O.C. in
 No. 4, Creation Rd. III          Manager of General IC Business   Taiwan
 Science-Based Industrial Park    Group, Winbond Electronics
 Hsinchu, Taiwan, R.O.C.          Corp.

 Ting-Piao Chiao                  Director, Walsin Lihwa Corp.,    R.O.C. in
 Walsin Lihwa Corp.               Manufacturer of wire and cable   Taiwan
 12F, #117, Min-Shen E. Rd.
 Sec. 3
 Taipei, Taiwan, R.O.C.

 Yu Lon Chiao                     Chairman of Walsin Lihwa Corp.,  R.O.C. in
 Walsin Lihwa Corp.               Manufacturer of wire and cable   Taiwan
 12th Floor, 117 Min-Shen East
 Road, Sec. 3
 Taipei, Taiwan, R.O.C.

                                          2
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 Yu Lang Mao                      Chairman, Nortel Taiwan          R.O.C. in
 Nortel Taiwan Limited            Limited, Telecommunication       Taiwan
 18F, 100, Roosevelt Road         systems supplier
 Sec. 2
 Taipei, Taiwan, R.O.C.

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                               EXHIBIT 1 (CONTINUED)



Winbond Int'l Corporation
No. 4, Creation Rd. III
Science-Based Industrial Park
Hsinchu, Taiwan, R.O.C.


The principal business of WIC is investing in other businesses on behalf of Winbond Electronics Corp. and its affiliates.

WIC is organized under the laws of the British Virgin Islands.

DIRECTORS AND OFFICERS OF WIC


 NAME AND BUSINESS ADDRESS        POSITION/OCCUPATION          CITIZENSHIP
 -------------------------        -------------------          -----------
 Ching-Chu Chang                  Corp. Executive Vice         R.O.C. in Taiwan
 No. 4, Creation Rd. III          President & General
 Science-Based Industrial Park    Manager of DRAM IC
 Hsinchu, Taiwan, R.O.C.          Business Group, Winbond
                                  Electronics Corp.,
                                  Director of WIC, Peaceful
                                  River Corp. and Pigeon
                                  Creek Holding Co., Ltd.

 Ding-Yuan Yang                   President and Director,      R.O.C. in Taiwan
 No. 4 Creation Rd. III           Winbond Electronics Corp.,
 Science Based Industrial Park    Director of WIC, Peaceful
 Hsin chu, Taiwan, R.O.C.         River Corp. and Pigeon
                                  Creek Holding Co., Ltd.

 Yu-Cheng Chiao                   Chairman, Winbond            R.O.C. in Taiwan
 14F, #117 Min-Shen Rd.           Electronics Corp.,
 Sec.3                            Director of WIC, Peaceful
 Taipei, Taiwan, R.O.C.           River Corp. and Pigeon
                                  Creek Holding Co., Ltd.

 Yung Chin                        President , WIC, Vice        R.O.C. in Taiwan
 No. 4 Creation Rd. III           President of Finance
 Science-Based Industrial Park    Center, Winbond
 Hsinchu, Taiwan, R.O.C.          Electronics Corp.

Peaceful River Corp.
No. 4, Creation Rd. III
Science-Based Industrial Park
Hsinchu, Taiwan, R.O.C.


The principal business of Peaceful River Corp. investing in other businesses on behalf of Winbond Electronics Corp. and its affiliates.

PRC is organized under the laws of British Virgin Islands.


DIRECTORS OF PRC

 NAME AND BUSINESS ADDRESS        POSITION/OCCUPATION          CITIZENSHIP
 -------------------------        -------------------          -----------

 Yu-Cheng Chiao                   Chairman of Winbond          R.O.C. in Taiwan
 14F, #117 Min-Shen E. Rd.        Electronics Corp.,
 Sec. 3                           Director of PRC, Pigeon
 Taipei, Taiwan, R.O.C.           Creek Holding Co., Ltd.
                                  and Winbond Int'l
                                  Corporation

 Ding-Yuan Yang                   President and Director,      R.O.C. in Taiwan
 No. 4, Creation Rd. III          Winbond Electronics Corp.,
 Science-Based Industrial Park    Director of PRC, Pigeon
 Hsinchu, Taiwan, R.O.C.          Creek Holding Co., Ltd.
                                  and Winbond Int'l
                                  Corporation

 Ching-Chu Chang                  Corp. Executive Vice         R.O.C. in Taiwan
 No. 4, Creation Rd. III          President & General Manger
 Science-Based Industrial Park    of DRAM IC Business Group,
 Hsinchu, Taiwan, R.O.C.          Winbond Electronics Corp.,
                                  Director of PRC, Pigeon
                                  Creek Holding Co., Ltd.
                                  and Winbond Int'l
                                  Corporation

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                                EXHIBIT 1 (CONTINUED)



Pigeon Creek Holding Co., Ltd.
No. 4, Creation Rd. III
Science-Based Industrial Park
Hsinchu, Taiwan, R.O.C.


The principal business of PCH is investing in other businesses on behalf of Winbond Electronics Corp. and its affiliates.

PCH is organized under the laws of the British Virgin Islands.


DIRECTORS OF PCH

 NAME AND BUSINESS ADDRESS        POSITION/OCCUPATION          CITIZENSHIP
 -------------------------        -------------------          -----------

 Yu-Cheng Chiao                   Chairman of Winbond          R.O.C. in Taiwan
 14F, #117 Min-Shen E. Rd.        Electronics Corp.,
 Sec. 3                           Director of PCH, Peaceful
 Taipei, Taiwan, R.O.C.           River Corp. and Winbond
                                  Int'l Corporation

 Ding-Yuan Yang                   President and Director,      R.O.C. in Taiwan
 No. 4, Creation Rd. III          Winbond Electronics Corp.,
 Science-Based Industrial Park    Director of PCH, Peaceful
 Hsinchu, Taiwan, R.O.C.          River Corp. and Winbond
                                  Int'l Corporation

 Ching-Chu Chang                  Corp. Executive Vice         R.O.C. in Taiwan
 No. 4, Creation Rd. III          President & General Manger
 Science-Based Industrial Park    of DRAM IC Business Group,
 Hsinchu, Taiwan, R.O.C.          Winbond Electronics Corp.,
                                  Director of PCH, Peaceful
                                  River Corp. and Winbond
                                  Int'l Corporation